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                                                                   EXHIBIT 10.12


                                WORLDRES, INC.

                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT is made as of the 18th day of March, 1999, by and between WorldRes, Inc., a California corporation (the "Company"), and the purchasers listed on Schedule A hereto, each of whom is
                                         ----------
herein referred to as a "Purchaser."

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Purchase and Sale of Stock.
               --------------------------

               1.1  Sale and Issuance of Series D Preferred Stock.
                    ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of California on or before the Initial Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A
                                                                      ---------
(the "Restated Articles").

               (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of the Company's Series D Preferred Stock set forth opposite each Purchaser's name on Schedule A hereto at a purchase price of $6.05 per share, for an aggregate
----------
purchase price set forth on Schedule A.
                            ----------

               1.2  Closing.
                    -------

                    (a) The initial closing of the purchase and sale of the Series D Preferred Stock (the "Initial Closing") shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, on March 18, 1999, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (such date, the "Initial Closing Date"). Subsequent closing(s) of the purchase and sale of the Series D Preferred Stock under this Agreement (the "Subsequent Closing(s)") may take place at a time agreed upon by the Company and the Purchasers participating in a particular Subsequent Closing (each such date, a "Subsequent Closing Date"), which shall occur in any event no later than March 31, 1999. As used herein, the term "Closing" shall refer collectively to the Initial Closing and each Subsequent Closing as applicable and the term "Closing Date" shall refer collectively to the Initial Closing Date and each Subsequent Closing Date, as applicable.

                    (b) At the Initial Closing and, if applicable, each Subsequent Closing, the Company shall deliver to each Purchaser a certificate representing the Series D Preferred Stock being purchased thereby against payment of the purchase price therefor by check, wire transfer, or conversion of outstanding indebtedness and the execution and delivery by such Purchaser of signature pages to this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement (each as defined below). Those purchasing in any Subsequent Closing will be added to Schedule A, and shall be deemed
                                        ----------
"Purchasers" hereunder,


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"Investors" under the Investor Rights Agreement and the Co-Sale Agreement, and
"Shareholders" under the Voting Agreement. The shares of Series D Preferred Stock purchased by such Purchasers shall be considered "Series D Preferred Stock" for purposes of this Agreement, the Co-Sale Agreement and the Voting Agreement, and "Stock" for purposes of the Investor Rights Agreement. Purchasers in any Subsequent Closing shall receive an addendum to the Schedule of Exceptions (defined below) dated as of the date of such Subsequent Closing, which addendum shall amend the Schedule of Exceptions as of such date as set forth in Section 2.

     2.   Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Schedule B, as the same may be amended in connection with each Closing, which
----------
exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California, has all requisite corporate power and authority to carry on its business as now conducted and to enter into this Agreement and all agreements related thereto. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its financial condition or results of operations.

          2.2  Capitalization and Voting Rights. The authorized capital of the
               --------------------------------
Company consists, or will consist immediately prior to the Closing, of:

               (i)   Preferred Stock.  12,852,624 shares of Preferred Stock (the
                     ---------------
"Preferred Stock"), 463,865 of which shares have been designated Series A Preferred Stock, 437,199 of which are issued and outstanding, 1,495,046 of which shares have been designated Series B Preferred Stock, 1,422,481 of which are issued and outstanding, 1,495,046 of which shares have been designated Series B-1 Preferred Stock, none of which are issued and outstanding, 3,658,011 of which shares have been designated Series C Preferred Stock, 3,208,774 of which are issued and outstanding, 3,658,011 of which shares have been designated Series C-1 Preferred Stock, none of which are issued and outstanding, and 2,082,645 of which shares have been designated Series D Preferred Stock, none of which are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and the Series D Preferred Stock will be as stated in the Company's Restated Articles.

               (ii)  Common Stock. 25,000,000 shares of Common Stock, 793,362 of
                     ------------
which are issued and outstanding.

               (iii) The outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are owned by the shareholders and in the numbers specified in the Capitalization Table attached hereto as Schedule C.
          ----------

                                      -2-
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               (iv)  The outstanding shares of Common Stock, Series A Preferred
Stock, Series B Preferred Stock and Series C Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom.

               (v) Except for (A) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and Series D Preferred Stock, (B) 26,666 shares of Series A Preferred Stock reserved for issuance pursuant to a warrant issued to Venture Lending with an exercise price of $1.50 per share, (C) 19,526 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Glen McLaughlin with an exercise price of $3.38 per share, (D) 4,733 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Venture Lending with an exercise price of $3.38 per share, (E) an aggregate of 43,869 shares of Series B Preferred Stock reserved for issuance pursuant to warrants issued to certain individuals with an exercise price of $3.38 per share, (F) 4,437 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Silicon Valley Bank, (G) an aggregate of 60,720 shares of Series C Preferred Stock reserved for issuance pursuant to warrants issued to certain individuals with an exercise price of $3.70 per share, (H) an aggregate of 380,409 shares of Series C Preferred Stock reserved for issuance pursuant to warrants issued to certain individuals with an exercise price of $4.63 per share, (I) 8,108 shares of Series C Preferred Stock reserved for issuance pursuant to a warrant issued to Pentech Financial Services, Inc. ("Pentech"), and (J) the rights set forth in the Investor Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the foregoing, the Company has reserved 1,120,000 shares of its Common Stock for issuance upon exercise of options reserved for grant under the Company's 1995 Stock Option Plan, of which 995,792 shares are subject to options outstanding or committed for issuance, and sufficient shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, Series B-1 Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock and the Series D Preferred Stock. Except for the Third Amended and Restated Voting Agreement of even date herewith, the form of which is attached hereto as Exhibit B (the "Voting Agreement"), the Company is not a party or
          ---------
subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any partnership.

          2.4  Authorization.  All corporate action on the part of the
               -------------
Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Voting Agreement, the Fourth Amended and Restated Investor Rights Agreement of even date herewith, the form of which is attached hereto as Exhibit C (the
                                        ---------
                                      -3-
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"Investor Rights Agreement"), the Third Amended and Restated Co-Sale and First
Refusal Agreement of even date herewith, the form of which is attached hereto as Exhibit D (the "Co-Sale Agreement"), the performance of all obligations of the
---------
Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series D Preferred Stock being sold hereunder and the Common Stock issuable upon conversion thereof (the "Conversion Shares") has been taken or will be taken prior to the Closing, and this Agreement, the Investor Rights Agreement, the Voting Agreement and the Co-Sale Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, (iii) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) with respect to the Voting Agreement, to the extent such agreements generally are unenforceable under the laws of the State of California.

          2.5  Valid Issuance of Preferred and Common Stock. The Series D
               --------------------------------------------
Preferred Stock that is being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series D Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and under applicable state and federal securities laws.

          2.6  Governmental Consents. No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of the Restated Articles with the California Secretary of State, the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder and the filing under Regulation D under the Act.

          2.7  Offering Valid. Assuming the truth and accuracy of the
               --------------
representations and warranties of the Purchasers contained in Section 3 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Act.

          2.8   Litigation. There is no action, suit, proceeding or
                ----------
investigation pending or currently threatened against the Company that questions the validity of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement or the Voting Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that would result, either individually or in the aggregate, in any material adverse changes in the financial condition or results of operations of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.9   Confidentiality and Assignment of Inventions Agreement.  Each
                ------------------------------------------------------
employee, officer and consultant of the Company has executed a Confidentiality and Assignment of Inventions Agreement. The Company is not aware that any of its officers, directors, consultants or employees is in violation thereof and will use its best efforts to prevent any such violation.

          2.10  Patents and Trademarks. The Company owns and possesses or is
                ----------------------
licensed under all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the Company's intellectual property rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement or the Voting Agreement nor the carrying on of the Company's business by the employees of the Company will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          2.11  Compliance with Other Instruments. The Company is not in
                ---------------------------------
violation or default of any provision of its Restated Articles or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and the consummation of the

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transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.12  Agreements; Action.
                ------------------

                (a) There are no instruments, judgments, orders, writs, agreements, decrees or contracts to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting the development or distribution of the Company's products or services, except those set forth on the Schedule of Exceptions, copies of which contracts have been made available to special counsel to the Purchasers (the "Contracts"). All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company is not in material default under any of such Contracts. To the best knowledge of the Company, no other party to any of the Contracts is in material default thereunder.

                (b) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, (iv) sold, exchanged or otherwise disposed of any of its assets or rights; or (v) incurred any obligation, contingent or otherwise, to redeem or repurchase any equity securities or any security that is a combination of debt and equity, except as set forth in this Agreement or in the Restated Articles.

                (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.13  Related-Party Transactions.  Except as set forth in the
                --------------------------
Schedule of Exceptions, no employee, officer, director, or, to the Company's best knowledge, shareholder of the Company or member of his or her immediate family is indebted to the Company, nor is the

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Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No employee, officer, or director of the Company or member of his or her immediate family is directly or indirectly interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.14  Permits. The Company has all franchises, permits, licenses,
                -------
and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the financial condition or results of operations of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.15  Title to Property and Assets. The Company owns its property and
                ----------------------------
 assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets and such property and assets are in good working condition. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. Subject to ordinary wear and tear, all facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

          2.16  Employee Benefit Plans. The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

          2.17  Labor Agreements and Actions. The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the financial condition or results of operations of the Company, nor is the Company aware of any labor organization activity involving is the employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment

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of each officer and employee of the Company is terminable at the will of the
Company and the Company has no Employment Agreements with any officer or employee.

          2.18  Registration Rights. Except as provided in the Investor Rights
                -------------------
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.19  Financial Statements. The Company has made available to each
                --------------------
Purchaser the Company's (a) audited balance sheet as of September 30, 1998, (b) audited profit and loss statement for the fiscal year ended September 30, 1998,
(c) unaudited balance sheet as of February 28, 1999, and (d) unaudited profit and loss statement for the five (5) month period ended February 28, 1999 (collectively, the "Financial Statements"). To the Company's knowledge, the Financial Statements are true and correct in all material respects. Such Financial Statements have been prepared in good faith in accordance with generally accepted accounting principles (consistently followed throughout the period indicated). The Financial Statements present fairly the Company's financial position and results of operations and reflect all material liabilities, contingent or otherwise, at the date thereof subject where appropriate to normal year-end adjustments.

          2.20  Tax Returns and Payments. The Company has filed all tax
                ------------------------
returns and reports as required by law. The Company has paid all taxes and other assessments shown to be due thereon, except for those for which extensions have been obtained that are listed in the Schedule of Exceptions.

          2.21  Full Disclosure. This Agreement, the Co-Sale Agreement, the
                ---------------
Investor Rights Agreement, the Voting Agreement and all other documents delivered by the Company to the Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. The Company has fully provided each Purchaser with all the information which such Purchaser has requested for deciding whether to purchase the Series D Preferred Stock and all information that the Company believes is reasonably necessary to make such decision.

          2.22  Compliance with Laws.  To its knowledge, the Company is not in
                --------------------
violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.

          2.23  Obligations of Management. Each officer of the Company is
                -------------------------
currently devoting one hundred percent (100%) of his business time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the company planning to work less than full time at the Company in the future.

          2.24  Insurance. The Company has in full force and effect fire and
                ---------
casualty insurance policies and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          2.25  Qualified Small Business. The Company qualifies as a "Qualified
                ------------------------
Small Business" as defined in Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code").

          2.26  Small Business Concern. The Company, together with its
                ----------------------
affiliates (as that term is defined in 13 C.F.R. (S)121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder (the "Small Business Investment Act") and Part 121 of Title 13 of the United States Code of Federal Regulations ("CFR"). The information provided by the Company to each Purchaser that is a licensed Small Business Investment Company (each, an "SBIC Purchaser") on Small Business Administration ("SBA") Forms 480, 652 and 1031 delivered in connection herewith is accurate and complete in all material respects.

          2.27  Not An Investment Company. The Company is not an "investment
                -------------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company agrees that it shall not become an "investment company" or a company "controlled" by an "investment company," within the meaning of the 1940 Act.

          2.28  Changes in Conditions.  Since September 30, 1998, and other than
                ---------------------
as provided in the Schedule of Exceptions, there has not been to the Company's knowledge:

                a. Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

                b. Any resignation or termination of any key officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                c. Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                d. Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                e. Any waiver by the Company of a material right or of a material debt owed to it;

                f. Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                g. Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

                h. Any declaration or payment of any dividend or other distribution of the assets of the Company;

                i. Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                j. Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

                k. Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

          2.29  Corporate Documents, Minute Books. Except for amendments
                ---------------------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchasers), the Restated Articles and Bylaws of the Company are in the form made available to the Purchasers upon their request. The minute books of the Company provided to the Purchasers upon their request contain a complete summary of all meetings of directors and shareholders since the time of incorporation of the Company.

          2.30  Real Property Holding Corporation. The Company is not a "real
                ---------------------------------
property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

          2.31  Year 2000 Issues. To the Company's knowledge, each of the
                ----------------
software and other products produced, offered or under development by the Company will record, process, store, calculate and present dates at any time on and after January 1, 2000, and will calculate any information dependent upon or relating to such dates in the same manner and with the same performance, functionality and data integrity as such products record, process, store, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively, "Y2K Compliant"). The Company believes that its Web sites will continue to operate in the same manner and with the same performance, functionality and data integrity on and after January 1, 2000 as they operate on December 31, 1999. To the Company's knowledge, all of the internal computer systems of the Company, including without limitation, its accounting systems, and, to the Company's knowledge, all software licensed by the Company and used in its business, are Y2K Compliant.

     3.   Representations and Warranties of the Purchasers. Each Purchaser
          ------------------------------------------------
hereby represents and warrants, severally, that:

          3.1  Authorization. Such Purchaser has full power and authority to
               -------------
enter into this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) with respect to the Voting Agreement, to the extent such agreements generally are unenforceable under the laws of the State of California.

          3.2  Purchase Entirely for Own Account. This Agreement is made with
               ---------------------------------
such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Series D Preferred Stock to be received by such Purchaser and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information. Such Purchaser believes it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Series D Preferred Stock. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series D Preferred Stock and the business, properties, prospects, financial condition and results of operations of the Company.

          3.4  Investment Experience. Such Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the

Series D Preferred Stock. If other than an individual, Purchaser also represents it has not been organized for the purpose of acquiring the Series D Preferred Stock.

          3.5  Accredited Investor. Such Purchaser is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D under the Act, as presently in effect.

          3.6  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition. Without in any way limiting
               ----------------------------------
the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company, if reasonably requested by the Company, with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser that is a partnership to an affiliated partnership or to a partner of such partnership or affiliated partnership or a retired partner of such partnership or affiliated partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder.

          3.8  Legends. It is understood that the certificates evidencing the
               -------
Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     4.   California Commissioner of  Corporations.
          ----------------------------------------

          4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   Conditions of Purchaser's Obligations at Closing. The obligations of
          ------------------------------------------------
each Purchaser under this Agreement are subject to the fulfillment on or before the applicable Closing Date of each of the following conditions:

          5.1 Representations and Warranties. Subject to any Schedule of Exceptions delivered to Purchasers in connection with each applicable Closing, the representations and warranties of the Company contained in Section 2 shall be true on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of such Closing Date.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

          5.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series D Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the applicable Closing Date.

          5.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the applicable Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers or to the

Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6  Restated Articles.  The Company shall have filed the Restated
                ----------------
Articles with the Secretary of State of California.

          5.7  Board of Directors.  The directors of the Company shall consist
                -----------------
of two members to be elected by the holders of a majority of the Common Stock, whose initial designees shall be Eric Christensen and Gregory A. Jones, two members to be elected by the holders of a majority of the Series B and B-1 Preferred Stock, whose initial designees shall be Gregory T. George and E. Stanton McKee, one member to be elected by the holders of a majority of the Series C and C-1 Preferred Stock, whose initial designee shall be Steve Eskenazi, and one member to be elected by the holders of a majority of the Series D Preferred Stock, whose initial designee shall be Tom Unterman.

          5.8  Opinion of Company Counsel.  Each Purchaser shall have received
               --------------------------
from Venture Law Group, counsel for the Company, an opinion, dated as of the applicable Closing Date, in the form attached hereto as Exhibit E.

          5.9  Investor Rights Agreement.  The Purchasers shall have been added
               -------------------------
as "Investors" under the Investor Rights Agreement.

          5.10  Co-Sale Agreement.  The Purchasers shall have been added as
                -----------------
"Investors" under the Co-Sale Agreement.

          5.11  Voting Agreement.  The Purchasers shall have been added as
                ----------------
"Parties" under the Voting Agreement.

          5.12  SBA Documents. The Company shall have executed and delivered to
                -------------
each SBIC Purchaser a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to each such Purchaser information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.

     6.   Conditions of the Company's Obligations at Closing. The obligations of
          --------------------------------------------------
the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the applicable Closing Date of each of the following conditions by that Purchaser:

          6.1  Representations and Warranties. The representations and
               ------------------------------
warranties of the Purchaser contained in Section 3 shall be true on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of the applicable Closing Date.

          6.2  Payment of Purchase Price.  The Purchaser shall have delivered
               -------------------------
the purchase price specified in Section 1.1.

          6.3  Qualifications. All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required to be obtained by the Purchaser in connection with the lawful issuance and sale of the Series D Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the applicable Closing Date.

     7.   Covenants of Company.
          --------------------

          7.1.  Compliance with Small Business Investment Act. The Company
                ---------------------------------------------
agrees to provide each SBIC Purchaser with sufficient information to permit each such Purchaser to comply with its obligations under the Small Business Investment Act; provided however, each SBIC Purchaser agrees that it will protect any information which the Company labels as confidential. Within 90 days following each Closing and within 90 days after the end of each calendar year during which the proceeds from the sale of the Series D Preferred Stock are being applied, the Company shall provide to each SBIC Purchaser upon request a certificate of its chief financial officer describing the use of such proceeds is in accordance with Section 7.2 below. The Company shall provide each SBIC Purchaser and the SBA reasonable access to the Company's books and records for the purpose of confirming the use of the proceeds received hereunder.

          7.2  Use of Proceeds. The Company agrees to use the investment
               ---------------
proceeds from each SBIC Purchaser for working capital purposes or to otherwise finance the anticipated growth of the Company, and not for any purpose for which a small business concern is prohibited from providing funds pursuant to 13 CFR
Part 107.720. If the Company shall, without the consent of each SBIC Purchaser, use the proceeds from the securities purchased hereunder for a purpose not described above, each SBIC Purchaser may demand that the Company repurchase its securities purchased hereunder at a price equal to the purchase price paid for such securities as required by SBA Regulation Section 107.305.

          7.3  Business Activity. For a period of one year following the Initial
               -----------------
Closing, the Company shall not change the nature of its business activity if such change would render the Company ineligible as a small business concern. The Company acknowledges and agrees that upon any breach of the covenant set forth in this Section 7.3, each SBIC Purchaser shall be entitled (in addition to all of its other rights and remedies, including the right to sue for damages) to require rescission of this Agreement and immediate repayment in full of the purchase price for the securities purchased by such SBIC Purchaser hereunder.

          7.4  Non-Discrimination Compliance. So long as an SBIC Purchaser holds
               -----------------------------
any securities of the Company, the Company will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

          7.5  Qualified Small Business Stock. The Company covenants that so
               ------------------------------
long as any of the Series D Preferred Stock or Common Stock into which such shares are converted, are held by a SBIC Purchaser (or a transferee in whose hands such Series D Preferred Stock or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use its reasonable efforts (including complying with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock) to cause the Series D Preferred Stock or the Common Stock into which such shares are converted, to qualify as Qualified Small Business Stock; provided, however, that "reasonable efforts" as used in this
Section 7.5 shall not be construed to require the Company to operate its business in a manner which would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities.

     8.   Finder's Fee.  Each Purchaser agrees to indemnify and to hold
          ------------
harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     9.   Miscellaneous.
          -------------

          9.1  Survival of Warranties.  The warranties, representations and
                ---------------------
covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          9.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          9.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.6  Notices.
               -------

               (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

     To the Company:     WorldRes, Inc.
                         66 Bovet, Suite 100
                         San Mateo, CA  94402
                         Telephone:  (650) 372-1700
                         Telecopy:  (650) 372-1701
                         Attention:  Gregory A. Jones

     with a copy to:     Venture Law Group
                         A Professional Corporation
                         2800 Sand Hill Road
                         Menlo Park, CA  94025
                         Telephone:  (650) 854-4488
                         Telecopy:  (650) 233-8386
                         Attention:  Patrick Barry

     To a Purchaser:     At such Purchaser's address as provided to the Company.

               (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

               (c) Any party may, by written notice (in accordance with this Section 9.6) to the other, alter its address.

          9.7  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty percent (60%) of the Common Stock issued or issuable upon conversion of the Series D Preferred Stock; provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Series D Preferred Stock, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Series D Preferred Stock. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Series D Preferred Stock who have not previously consented thereto in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          9.8   Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.9   Aggregation of Stock.  All shares of the Preferred Stock held or
                --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          9.10  Expenses.  The Company and each Purchaser shall each bear its
                --------
respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby provided that the Company shall pay the reasonable fees and expenses of one counsel to the Purchasers not to exceed Fifteen Thousand Dollars ($15,000).

          9.11  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

          9.12  Disclosure; Press Releases.    No press release or other public
                --------------------------
announcement regarding the transactions contemplated by this Agreement or any other document entered into in connection herewith shall be issued by the Company or any Purchaser without the prior consent of the Company and Purchasers holding at least 60% of the outstanding Securities, and no announcement regarding or referring to any specific Purchaser in a press release, advertisement, trade publication, conference, mass marketing materials or otherwise to the general public may be made by the Company or any other Purchaser without such Purchaser's prior written consent.

          9.13  Confidential Information.  Notwithstanding anything to the
                ------------------------
contrary contained herein, each Purchaser's obligation to hold information confidential as provided in this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement shall not prohibit the Purchaser from disclosing such information to (i) its board of directors, investment advisers, attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with Purchaser's investment in the Company, or (ii) any of Purchaser's affiliates, provided in all instances, that such persons agree to hold such information confidential as provided in this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement, as the case may be. Furthermore, each Purchaser's obligation to hold information confidential as provided in this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement shall not prohibit the Purchaser from disclosing such information as required by applicable law or regulation, regulatory body, stock exchange, or court or administrative order.

                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   COMPANY:

                                   WORLDRES, INC.



                                   By:  /s/ Gregory A. Jones
                                      ---------------------------------------
                                       Gregory A. Jones,
                                       President and Chief Executive Officer

                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                   PURCHASER:

                                   EAGLE NEW MEDIA INVESTMENTS, LLC

                                   By:  /s/ Thomas Unterman
                                      ------------------------------
                                   Name: E. Thomas Unterman
                                        ----------------------------
                                   Title:  President & CEO
                                         ---------------------------


                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASER:

                                        FAYEZ SAROFIM INVESTMENT
                                        PARTNERSHIP NO. 5, L.P.

                                        By:  FSI No. 2 Corporation
                                        Its: General Partner


                                        By:  /s/ Raye G. White
                                           --------------------------------
                                           Raye G. White,
                                           Executive Vice President


                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                PURCHASER:

                                Dr. Heister Beteiligungsgesellschaft mbH&Co KG
                                (HBG)


                                By:  /s/ [SIGNATURE ILLEGIBLE]
                                   ------------------------------
                                Name:  HEISTER
                                     ----------------------------
                                Title:  Pres. & CEO
                                      ---------------------------


                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASER:

                                          /s/ Gregory A. Jones
                                        --------------------------------------
                                        Gregory A. Jones




                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                             PURCHASER:

                                               /s/ Peter May
                                             ---------------------------------
                                             Dr. Peter May


                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                             PURCHASER:


                                               /s/ Philip J. Monego
                                             ---------------------------------
                                             Philip J. Monego, Sr.


                       SIGNATURE PAGE TO WORLDRES, INC.
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                           PURCHASER:

                                           Dwight & Cynthia Morita, TTEES FBO
                                           Dwight & Cynthia Morita Trust


                                           /s/ Dwight Morita
                                           -----------------------------------
                                           Dwight Morita, Trustee


                                           /s/ Cynthia Morita
                                           -----------------------------------
                                           Cynthia Morita, Trustee




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                           PURCHASER:

                                           /s/ Joshua Pickus
                                           -----------------------------------
                                           Joshua Pickus









                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                           PURCHASER:

                                           PIPER JAFFRAY TECHNOLOGY CAPITAL
                                           SBIC, L.P.

                                           By:  PIPER VENTURES CAPITAL, INC.
                                                ----------------------------
                                           Its: General Partner


                                           By:  /s/ Gary Blauer
                                                ----------------------------
                                                Gary Blauer, Vice President




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                     PURCHASER:

                                     SANDLER CAPITAL IV PARTNERS, L.P.

                                     By:  Sandler Capital Management, a General
                                     Partner

                                       By: MJDM Corp., a General Partner



                                       By:  /s/ Edward G. Grinacoff
                                            -----------------------------------
                                            Edward G. Grinacoff, President

                                     SANDLER CAPITAL IV FTE PARTNERS, L.P.

                                     By:  Sandler Capital Management, a General
                                     Partner

                                       By: MJDM Corp., a General Partner



                                       By:  /s/ Edward G. Grinacoff
                                            ---------------------------------
                                            Edward G. Grinacoff, President




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                PURCHASER:

                                SELIGMAN COMMUNICATIONS AND
                                INFORMATION FUND, INC.

                                By: J. & W. Seligman & Co. Incorporation, its investment advisor


                                By: /s/ Paul H. Wick
                                    --------------------------
                                Name: Paul Wick
                                     -------------------------
                                Title: Managing Director
                                      ------------------------




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                           PURCHASER:


                                           TECHNOLOGY FUND II PTE LTD,
                                           SINGAPORE



                                           By: /s/ Chin Tahn Joo
                                               --------------------------
                                           Name: Chin Tahn Joo (Mrs)
                                                -------------------------
                                           Title: Director
                                                  -----------------------



                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                       PURCHASER:

                                       TECHNOLOGY FUNDING PARTNERS III,
                                       L.P.
                                       A Delaware Limited Partnership
                                       By:  Technology Funding Inc.
                                       Its: Managing General Partner


                                          By:  /s/ Gregory T. George
                                              ----------------------------------
                                              Gregory T. George, Vice President

                                       TECHNOLOGY FUNDING PARTNERS IV,
                                       an Aggressive Growth Fund, L.P.
                                       A Delaware Limited Partnership
                                       By:  Technology Funding Inc.
                                       Its: Managing General Partner


                                          By:  /s/ Gregory T. George
                                             -----------------------------------
                                               Gregory T. George, Vice President

                                       TECHNOLOGY FUNDING PARTNERS V,
                                       an Aggressive Growth Fund, L.P.
                                       A Delaware Limited Partnership
                                       By:  Technology Funding Inc.
                                       Its: Managing General Partner


                                          By:  /s/ Gregory T. George
                                             -----------------------------------
                                               Gregory T. George, Vice President

                                       TECHNOLOGY FUNDING VENTURE
                                       CAPITAL FUND VI, LLC
                                       A Delaware Limited Liability Company
                                       By:  Technology Funding Inc.
                                       Its: Investment Manager


                                           By: /s/ Gregory T. George
                                              ----------------------------------
                                               Gregory T. George, Vice President




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                            PURCHASER:

                                            WALDEN MEDIA INFORMATION AND
                                            TECHNOLOGY FUND, L.P.


                                            By:  /s/ Arthur Berliner
                                               -------------------------------
                                            Name:  Arthur Berliner
                                                  ----------------------------
                                            Title: General Partner


                                            WALDEN TECHNOLOGY VENTURES II,
                                            L.P.


                                            By:  /s/ Arthur Berliner
                                                ------------------------------
                                            Name:  Arthur Berliner
                                                 -----------------------------
                                            Title: General Partner


                                            WALDEN-SBIC, L.P.


                                            By:  /s/ Arthur Berliner
                                               -------------------------------
                                            Name:  Arthur Berliner
                                                 -----------------------------
                                            Title: General Partner




                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                           WALDEN EDB PARTNERS, L.P.


                                           By:  /s/ Lip-Bu Tan
                                               ---------------------------
                                           Name: Lip-Bu Tan
                                                --------------------------
                                           Title: General Partner

                                           WALDEN JAPAN PARTNERS, L.P.


                                           By:  /s/ Lip-Bu Tan
                                              ----------------------------
                                           Name: Lip-Bu Tan
                                                --------------------------
                                           Title: General Partner





                       SIGNATURE PAGE TO WORLDRES, INC.
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                  SCHEDULE A

                            SCHEDULE OF PURCHASERS
                            ----------------------

------------------------------------------------------------------------------------------------------
Initial Closing:
------------------------------------------------------------------------------------------------------
                                                                                 TOTAL PURCHASE
PURCHASER                                                   NO. SHARES                PRICE
------------------------------------------------------------------------------------------------------
Eagle New Media Investments, LLC                                 826,446                $ 4,999,998.30
220 West 1st St., 2nd floor
Los Angeles, CA 90012
------------------------------------------------------------------------------------------------------
Fayez Sarofim Investment Partnership No. 5, L.P.                  82,644                $   499,996.20
c/o Fayez Sarofim & Co.
Attn:  David Pesikoff
2 Houston Center, Suite 2907
Houston, TX  77010
------------------------------------------------------------------------------------------------------
Gregory A. Jones                                                   4,013                $    24,278.65
c/o WorldRes, Inc.
66 Bovet, Suit 100
San Mateo, CA  94402
------------------------------------------------------------------------------------------------------
Dwight & Cynthia Morita, TTEES FBO Dwight                         33,057                $   199,994.85
& Cynthia Morita Trust
252 Liebre Court
Sunnyvale, CA  94086
------------------------------------------------------------------------------------------------------
Joshua Pickus                                                        403                $     2,438.15
1690 Oak
Menlo Park, CA  94025
------------------------------------------------------------------------------------------------------
Piper Jaffray Technology Capital SBIC, L.P.                       41,322                $   249,998.10
c/o Piper Jaffray Ventures
Attn: Gary J. Blauer
222 South Ninth Street
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------
Sandler Capital IV Partners, L.P.                                148,760                $   899,998.00
Attn: Samantha McCuen
767 Fifth Avenue
45th Floor
New York, NY 10153
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Closing:
--------------------------------------------------------------------------------
                                                                 TOTAL PURCHASE
PURCHASER                                        NO. SHARES           PRICE
--------------------------------------------------------------------------------
Seligman Communications and Information             413,223       $2,499,999.15
Fund, Inc.
c/o J. & W. Seligman & Co. Incorporated
Attn: Paul Wick
100 Park Avenue
New York, NY  10017

WITH A COPY TO:
G. David Brinton, Esq.
Roger & Wells LLP
200 Park Avenue
New York, NY  10166
--------------------------------------------------------------------------------
Technology Funding Partners III, L.P.                73,140       $  442,497.00
Attn: Gregory T. George
2000 Alameda de las Pulgas
San Mateo, CA  94403
--------------------------------------------------------------------------------
Technology Funding Venture Partners IV, an           27,273       $  165,001.65
Aggressive Growth Fund, L.P.
Attn:  Gregory T. George
2000 Alameda de las Pulgas
San Mateo, CA  94403
--------------------------------------------------------------------------------
Technology Funding Venture Partners V, an            12,397       $   75,001.85
Aggressive Growth Fund, L.P.
Attn: Gregory T. George
2000 Alameda de las Pulgas
San Mateo, CA  94403
--------------------------------------------------------------------------------
Technology Funding Venture Capital Fund              11,157       $   67,499.85
VI, LLC
Attn: Gregory T. George
2000 Alameda de las Pulgas
San Mateo, CA  94403
--------------------------------------------------------------------------------
Walden Media Information and Technology             110,199       $  666,703.95
Fund, L.P.
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Closing:
--------------------------------------------------------------------------------
                                                                 TOTAL PURCHASE
PURCHASER                                        NO. SHARES           PRICE
--------------------------------------------------------------------------------
Walden-SBIC, L.P.                                    35,273      $   213,401.65
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
--------------------------------------------------------------------------------
Walden Technology Ventures II, L.P.                   8,810      $    53,300.50
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
--------------------------------------------------------------------------------
Walden EDB Partners, L.P.                             5,504      $    33,299.20
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
--------------------------------------------------------------------------------
Walden Japan Partners, L.P.                           5,504      $    33,299.20
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
--------------------------------------------------------------------------------
          TOTAL:                                  1,839,125      $11,126,706.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Second Closing:
--------------------------------------------------------------------------------
                                                                 TOTAL PURCHASE
PURCHASER                                        NO. SHARES           PRICE
--------------------------------------------------------------------------------
Dr. Heister Beteiligungsgesellschaft mbH&Co          16,528         $ 99,994.40
KG (HBG)
Nordkanalallee 74
41464 Neuss
Germany
--------------------------------------------------------------------------------
Dr. Peter May                                         4,029         $ 24,375.45
c/o Intes,
Mirbachstr. 2
53173 Bonn-Bad Godesberg
Germany
--------------------------------------------------------------------------------
Philip J. Monego, Sr.                                16,528         $ 99,994.40
P.O. Box 620065
Redwood City, CA  94062
--------------------------------------------------------------------------------
Technology Fund II Pte Ltd, Singapore               107,258         $648,910.90
Attn:  Tahn Joo Chin
21 Science Park Road
#02-01 The Aquarius
Science Park II
Singapore  117628
--------------------------------------------------------------------------------
          TOTAL:                                    144,343         $873,275.15
--------------------------------------------------------------------------------